As filed with the Securities and Exchange Commission on January 22, 2002

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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of report (Date of earliest event reported): December 31, 2001
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                           Rheometric Scientific, Inc.
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             (Exact name of Registrant as specified in its charter)




              Delaware                   000-14617             61-0708419
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    (State or Other Jurisdiction        (Commission          (IRS Employer
          of Incorporation)             File Number       Identification No.)




  One Possumtown Road, Piscataway, New Jersey                  08854
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   (Address of Principal Executive Offices)                 (Zip Code)




Registrant's telephone number, including area code:  732.560.8550
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Item 5. Other Events.

        On December 31, 2001, Rheometric Scientific, Inc. announced that it will record a non-recurring charge of $1.75 million in its fourth quarter for a restructuring plan. A copy of the press release, dated December 31, 2001, announcing the restructuring charge has been filed as Exhibit 99.1 to this report and is incorporated by reference herein.




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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits

         99.1     Press Release dated December 31, 2001.



























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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        RHEOMETRIC SCIENTIFIC, INC.

Dated:  January 22, 2002                By: /s/ Joseph Musanti
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                                            Joseph Musanti
                                            Vice President, Finance and
                                              Chief Financial Officer



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                                 EXHIBITS INDEX

Exhibit
Number            Description
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99.1              Press Release dated December 31, 2001.